Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350 AND EXCHANGE ACT RULES 13a-14(b) AND 15d-14(b)

(Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the amendment to the Annual Report on Form 10-K for the fiscal year ended December 31, 2008 of Fushi Copperweld, Inc., as filed on this Current Report on 8-K, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his or her knowledge and belief:

(1)           the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of the operation of the Company.

Dated: January 13, 2010

By:
Li Fu
Chief Executive Officer (Principal Executive Officer)

Dated: January 13, 2010

By:
Beihong (Linda) Zhang
Chief Financial Officer (Principal Financial and Accounting Officer)